                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER
MUNICIPAL INCOME TRUST


        "... We're very optimistic about the prospects for municipal bonds. They represent an extremely attractive investment. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
6
Year 2000
7
Portfolio Composition
Portfolio Statistics
8
Portfolio Of Investments
14
Report Of
Independent Auditors
15
Financial Statements
17
Notes to
Financial Statements
19
Financial Highlights
20
Description Of
Dividend Reinvestment Plan
23
Shareholders' Meeting

AT A GLANCE
---------------------------------------------------------
TOTAL RETURNS
---------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1998

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
---------------------------------------------------------
KEMPER MUNICIPAL
INCOME TRUST                       7.96%      10.60%
---------------------------------------------------------

---------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
---------------------------------------------------------

                                   AS OF      AS OF
                                  11/30/98   11/30/97
---------------------------------------------------------
NET ASSET VALUE                     $12.41     $12.33
---------------------------------------------------------
MARKET PRICE                        $14.63     $14.13
---------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1998

                                         KEMPER
                                       MUNICIPAL
                                      INCOME TRUST
---------------------------------------------------------
    ONE-YEAR INCOME:                    $0.8700
---------------------------------------------------------
    NOVEMBER DIVIDEND:                  $0.0725
---------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)            7.01%
---------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)               5.95%
---------------------------------------------------------
    TAX EQUIVALENT DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE AND A
    37.1% FEDERAL INCOME TAX RATE)       11.14%
---------------------------------------------------------
    TAX EQUIVALENT DISTRIBUTION RATE
    (BASED ON MARKET PRICE AND A
    37.1% FEDERAL INCOME TAX RATE)        9.46%
---------------------------------------------------------

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND A PORTION OF THE INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS. (SEE PROSPECTUS FOR MORE DETAILS)

TERMS TO KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the interest rate risk.

LEVERAGING As it pertains to closed-end funds, leveraging allows a fund to sell a short-term preferred class of stock. The assets of this sale are normally used to buy securities that yield more than the preferred stock yields. When used judiciously, leverage thus provides a way to increase income for the fund. Leveraging also gives a fund an advantage over non-leveraged funds in a falling interest rate environment, because the fund may use its extra assets to gain exposure to longer-term securities, which tend to perform better than shorter-term securities when interest rates decline. However, leveraging may also increase a fund's volatility.

REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities compiled by THE BOND BUYER, a newspaper that reports on the municipal bond market.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified time period, assuming the reinvestment of all dividends. It represents the aggregate percentage or change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

PERFORMANCE UPDATE

[MIER PHOTO]

CHRISTOPHER MIER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1986 AND IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND A VICE PRESIDENT AND LEAD PORTFOLIO MANAGER OF KEMPER MUNICIPAL INCOME TRUST. HE HAS BEEN PORTFOLIO MANAGER SINCE THE FUND'S INCEPTION IN 1988. MIER RECEIVED A B.A. DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND WENT ON TO RECEIVE HIS M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN A VOLATILE YEAR WHEN U.S. GOVERNMENT BOND PRICES WERE DRIVEN BY EVENTS ABROAD, MUNICIPAL BONDS PERFORMED REASONABLY WELL. BELOW, LEAD PORTFOLIO MANAGER CHRIS MIER DISCUSSES THE FORCES THAT AFFECTED THE MUNICIPAL BOND MARKET, AND HOW THE FUND WAS POSITIONED IN RESPONSE.

Q     CHRIS, WHAT WERE THE CENTRAL FORCES THAT AFFECTED THE MARKET FOR MUNICIPAL
BONDS IN 1998?

A     The last year was somewhat unusual because factors outside the U.S. played a significant role in the performance of municipal bonds. The market was impacted first by developments in Asia, then in Russia and Latin America.

    Indications of potential economic and currency problems in Asian countries had been circulating throughout the summer of 1997. Investors began to realize that the outsized growth experienced by these countries -- particularly Hong Kong, Thailand, Malaysia and Indonesia -- was fueled largely by intense investor speculation worldwide. Increasingly, investors began to doubt the ability of these countries to make the tough fiscal and monetary decisions to justify the value of their currencies. Just after the fiscal year began, this uncertainty came to a head, culminating in November as the Hong Kong stock market imploded, and a number of Asian countries devalued their currencies.

    In 1998, Russia effectively devalued the ruble, and Latin American countries, specifically Brazil, also started to experience problems.

    Ironically, the problems abroad led to strong performance by government bonds here in the U.S. Investors opted for the relatively safe haven of Treasuries, and demand drove Treasury bond prices sharply higher. At the same time, investors expected cheaper imports of foreign goods to put a damper on U.S. inflation, and lower exports to impede U.S. economic growth. This suggested lower interest rates in the future, a positive for bonds, and continuing turmoil further increased demand for U.S. government bonds. The result was that Treasuries staged a powerful rally in August and September.

    As the gloom regarding foreign markets deepened, however, it became clear that the Federal Reserve (the Fed) was becoming increasingly concerned with the specter of a serious decline in the liquidity of capital markets. To help head off such a debacle, the Fed reduced short-term interest rates three times: on September 29, October 16 and November 17. The cuts re-energized world stock markets and sparked a pullback in the U.S. bond market as the fiscal year drew to a close.

    Overall, it was a volatile year for bonds, but performance was good. According to the Lehman Long Government Bond Index, long-term government bonds provided a total return of 15.51 percent, far in excess of the 3 percent annual inflation rate.

Q     DID MUNICIPAL BONDS ENJOY THE SAME KIND OF RALLY?

A     Municipal bonds managed a reasonably good year, with the Lehman Municipal
Bond Index up 7.76 percent for the year. But the municipal market's progress was impeded by very heavy issuance. The declining rate environment that characterized the majority of the

PERFORMANCE UPDATE


year increased the supply of municipal bonds in two ways:
    1) New issues -- new bond offerings flooded the market as local governments tried to capitalize on low interest rates to beef up infrastructure such as highways and water/sewer projects.
    2) Refinancing bonds -- when rates decline, municipal issuers look to refinance their debt, just like private homeowners refinance their mortgages when rates fall. So municipal governments issued new lower-yielding bonds to replace the higher-yielding ones.
    As the year began, it looked as if we might experience a record year for issuance. But as volatility increased during the fall of 1998, issuance slacked off. Nevertheless, volume this year has been extraordinarily heavy by historical standards.
    Much of this supply has been sopped up by hedge funds and "crossover" buyers, primarily investors who usually buy taxable bonds, but who have recognized the outstanding value in municipals. Such "non-traditional" buyers have helped offset the glut of issuance.

Q     WHAT DID YOU DO TO HELP THE FUND RESPOND TO THE MARKET'S CONDITIONS?

A     Our strategy involved four basic approaches:

    1. Since Kemper Municipal Income Trust is a leveraged fund to begin with, we maintained a neutral to short duration to offset some of the market volatility.
    2. We strove to improve average call protection whenever possible.
    3. We concentrated purchases in the highest quality ratings.
    4. We kept the fund fully invested.

Q     YOU MENTIONED THAT CROSSOVER BUYERS HAVE BEGUN TO "RECOGNIZE THE
OUTSTANDING VALUE IN MUNICIPALS." WHAT OUTSTANDING VALUE DO YOU MEAN?

A     Municipal bonds offer attractive value right now for several reasons.
First, the heavy supply of municipal bonds has kept yields from declining as fast as Treasuries. Thus, at the end of the fiscal year, municipal bonds actually offered a higher yield than Treasuries -- an unusual state of affairs. Second, that relatively high yield doesn't even take into account the tax advantage, which further enhances the attractiveness of municipal bonds versus Treasuries. Third, municipal bonds give you a better real return, that is, what you have left after taking into account the effects of taxes and inflation.
    Finally, municipal bonds are not currently experiencing some of the credit problems other markets -- such as those for corporate bonds or emerging foreign bonds -- are facing.

Q     SO YOUR OUTLOOK FOR THE MUNICIPAL MARKET IS PRETTY BRIGHT AT THIS POINT.

A     We're very optimistic about the prospects for municipal bonds. They represent an extremely attractive investment. Their value versus other fixed income securities is only one reason. There are others. For example, the strong economy and low interest rates have increased tax revenues and allowed municipal governments to strengthen their balance sheets. So in our experience credit quality has never been better for many states.
    The Federal Reserve has demonstrated its commitment to stimulating domestic economic growth and encouraging liquid capital markets. As investors look for value in bond markets, the municipal market seems an obvious choice.
    And finally, the volatility in other markets over the last 12 months has shown the importance of diversification. Because the stock market has advanced strongly over the last three years, many investors' portfolios may have become a little stock-heavy. They may want to take some money out of stocks and put it in bonds to rebalance and help stabilize their portfolios, and municipal bonds right now may be a smart way to do that.

YEAR 2000

YEAR 2000 ISSUE

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations, such as problems with calculating net asset value. The investment manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the municipalities whose securities are held by the fund or on global markets or economies generally.

PORTFOLIO COMPOSITION


PORTFOLIO COMPOSITION*
REPRESENTING THE FUND'S COMPOSITION AS OF NOVEMBER 30, 1998

------------------------------------------------------
               HOLDINGS                        PERCENT
------------------------------------------------------
1.          REVENUE BONDS                          73%
------------------------------------------------------
2.          U.S. GOVERNMENT SECURED                22%
------------------------------------------------------
3.          GENERAL OBLIGATIONS                     3%
------------------------------------------------------
4.          CASH & EQUIVALENTS                      2%
------------------------------------------------------

PORTFOLIO STATISTICS

SECURITIES RATINGS

----------------------------------------------------------------------------
                                               ON 11/30/98      ON 11/30/97
---------------------------------------------------------------------------
    AAA                                             61%              51%
----------------------------------------------------------------------------
    AA                                              16               15
----------------------------------------------------------------------------
    A                                                8               14
----------------------------------------------------------------------------
    BBB                                              9               13
----------------------------------------------------------------------------
    BB                                               1               --
----------------------------------------------------------------------------
    Not rated+                                       5                7
----------------------------------------------------------------------------
                                                   100%             100%

                                   [PIE CHART]                   [PIE CHART]
                                   ON 11/30/98                   ON 11/30/97

+ THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS
  SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

----------------------------------------------------------------------------
                                               ON 11/30/98      ON 11/30/97
----------------------------------------------------------------------------
    Average Maturity                           18.5 years       20.1 years
----------------------------------------------------------------------------

*PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER MUNICIPAL INCOME TRUST

Portfolio of Investments at November 30, 1998
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
                                             ISSUER                                            AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------
ADVANCED REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL
AND INTEREST BY UNITED STATES GOVERNMENT SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         Regional Waste System Inc., ME, Solid Waste
                                           Recovery, Rev., 8.15%, to be called 1-1-99 @ 103  $  9,565   $  9,892
                                         Health Facilities Auth., IL, Methodist Health
                                           Services Corp., Rev., 8.00%, to be called 2-1-99
                                           @ 103                                                1,855      1,926
                                         Puerto Rico, Gen. Oblg., 7.75%, to be called
                                           7-1-99 @ 101.50                                      5,020      5,230
                                         New York City, NY, Gen. Oblg., 7.50%, to be called
                                           8-1-99 @ 101.50                                      7,670      8,008
                                         Lehigh County, PA, Gen. Purpose Auth., Wiley
                                           House, Rev., 8.75%, to be called 11-1-99 @ 102       2,000      2,138
                                         Lehigh County, PA, Gen. Purpose Auth., Wiley
                                           House, Rev., 8.65%, to be called 11-1-99 @ 102       2,845      3,038
                                         Health Care Facilities Auth., WA, Rev., 7.75%, to
                                           be called 5-1-00 @ 102                               4,200      4,528
                                         Dormitory Auth., NY, State University Educational
                                           Facilities, Rev., 7.375%, to be called 5-15-00 @
                                           102                                                  1,355      1,457
                                         Volusia County, FL, Health Facilities Auth.,
                                           Memorial Health Systems Proj., Rev., 8.25%, to
                                           be called 6-1-00 @ 102                               7,000      7,612
                                         Public Power Supply System, WA, Nuclear Proj. #2,
                                           Rev., 7.00%, to be called 7-1-00 @ 102              15,500     16,629
                                         West Plains, MO, Industrial Dev. Auth., Ozarks
                                           Medical Center Proj., Rev., 8.625%, to be called
                                           9-15-00 @ 102                                        3,545      3,925
                                         Denver, CO, City and County Airport Improvement,
                                           Rev., 8.50%, to be called 11-15-00 @ 102               390        434
                                         Greene County, PA, Gen. Oblg., 8.75%, to be called
                                           12-1-00 @ 100                                        2,815      3,101
                                         Urban Dev. Corp., NY, State Facilities, Rev.,
                                           7.50%, to be called 4-1-01 @ 102                     6,695      7,397
                                         Housing Finance Agcy., NY, Service Contract, Rev.,
                                           7.375%, to be called 3-15-02 @ 102                   3,000      3,390
                                         Dormitory Auth., NY, State University Educational
                                           Facilities, Rev., 7.25%, to be called 5-15-02 @
                                           102                                                  5,000      5,655
                                         Tulsa, OK, Airport Improvement Trust, Rev., 7.70%,
                                           to be called 6-1-02 @ 100                            3,315      3,732
                                         Public Facilities Auth., LA, Lafayette General
                                           Medical Center Proj., Rev., 6.50%, to be called
                                           10-1-02 @ 102                                        7,350      8,197
                                         Denver, CO, City and County Airport Improvement,
                                           Rev., 6.75%, to be called 11-15-02 @ 102             1,015      1,143
                                         Philadelphia, PA, Gas Works, Rev., 6.375%, to be
                                           called 7-1-03 @ 102                                  7,950      8,731
                                         St. Louis, MO, Regional Convention and Sports
                                           Complex Auth., Rev., 7.90%, to be called 8-15-03
                                           @ 100                                                3,445      4,046
                                         Chicago, IL, Skyway Toll Bridge, Rev., 6.75%, to
                                           be called 1-1-04 @ 102                               2,775      3,181
                                         Health and Higher Educational Facilities Auth.,
                                           ME, Rev., 7.00%, to be called 7-1-04 @ 102           4,320      5,035
                                         Indianapolis, IN, Gas Utility System Rev., 5.875%,
                                           to be called 6-1-04 @ 102                           14,000     15,573
                                         Gen. Oblg., CA, 5.90%, to be called 3-1-05 @ 101       7,410      8,338
                                         Cuyahoga County, OH, Meridia Health System,
                                           Hospital Rev., 6.25%, to be called 8-15-05 @ 102     2,350      2,703

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
                                             ISSUER                                            AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------
                                         Bay Transportation Auth., MA, General
                                           Transportation System, Rev., 5.625%, to be
                                           called 3-1-06 @ 101                               $  1,900   $  2,097
                                         Dade County, FL, Special Oblg., Capital
                                           Appreciation, Rev., zero coupon, to be called
                                           10-1-08 @ 42.76                                      7,735      2,183
                                         Dade County, FL, Special Oblg., Capital
                                           Appreciation, Rev., zero coupon, to be called
                                           10-1-08 @ 37.66                                     16,955      4,214
                                         ---------------------------------------------------------------------------
                                         TOTAL ADVANCED REFUNDED OBLIGATIONS--22.1%                      153,533
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
OTHER MUNICIPAL OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
ILLINOIS--8.3%
                                         Chicago:
                                           Gas Supply, Peoples Gas, Light and Coke Co.,
                                             Rev., 8.10%, 2020                                  1,250      1,344
                                           Midway Airport, Rev., 5.625%, 2029                   4,000      4,195
                                           O'Hare International Airport, International
                                             Terminal, Special Rev., 7.625% and 8.20%, 2010
                                             and 2024                                          14,775     16,266
                                         Dev. Finance Auth.:
                                           Catholic Health Partners Services, Rev., 5.30%,
                                             2018                                               3,500      3,533
                                           Pollution Control, Commonwealth Edison Company
                                             Proj., Rev., 6.75%, 2015                           4,220      4,800
                                         Harvard, Multifamily Housing, Northfield Court
                                           Proj., Rev., 9.50%, 2006                             2,520      2,710
                                         Health Facilities Auth:
                                           Bethany Home and Hospital Service, Rev., 8.625%,
                                             2009                                               6,470      6,990
                                           Lutheran General Health Care System, Rev.,
                                             6.00%, 2018                                        1,030      1,057
                                         Housing Dev. Auth., Multifamily Housing Rev.,
                                           5.90%, 2030                                          1,000      1,054
                                         Regional Transportation Auth., Cook, DuPage, Kane,
                                           Lake, McHenry and Will Counties, Rev., 6.125%,
                                           2022                                                 4,000      4,250
                                         Sports Facilities Auth., Rev., 7.875%, 2010            6,000      6,253
                                         Will County Exempt Facilities, Mobil Oil Refining
                                           Corp. Proj., Rev., 6.00%, 2027                       5,000      5,416
                                         ---------------------------------------------------------------------------
                                                                                                          57,868
--------------------------------------------------------------------------------------------------------------------
TEXAS--8.2%                              Brazos River Auth., Collateralized Pollution
                                           Control, Utilities Electric Co. Proj., Rev.,
                                           5.125% and 8.25%, 2019                              16,000     16,301
                                         College Student Loans, Gen. Oblg., 5.00%, 2021         4,015      3,880
                                         Dallas-Fort Worth International Airport Facility
                                           Improvement Corp., American Airlines, Inc.,
                                           Rev., 7.50%, 2025                                    1,500      1,607
                                         Harris County, Criminal Justice Center, Gen.
                                           Oblg., 5.625%, 2023                                  1,800      1,906
                                         Hurst Euless Bedford Independent School District,
                                           Rev., 5.00%, 2018                                    6,680      6,708
                                         Lower Neches Valley Auth., Industrial Dev. Corp.,
                                           Mobil Oil Refining Corp. Proj., Rev., 6.35% and
                                           6.40%, 2026 and 2030                                19,150     20,940
                                         Port Houston Auth., Harris County, Gen. Oblg.,
                                           5.00%, 2017                                          2,500      2,501
                                         Tarrant County, Health Facilities Dev. Corp.,
                                           Resources System, Rev., 5.25%, 2022                  3,250      3,277
                                         ---------------------------------------------------------------------------
                                                                                                          57,120

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                             ISSUER                                           PRINCIPAL
                                                                                               AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------
FLORIDA--5.7%                            Broward County, Resource Recovery, Waste Energy
                                           Co., Rev., 7.95%, 2008                            $  3,775   $  4,025
                                         Dade County, Aviation Rev., 5.75%, 2026               20,400     21,665
                                         Housing Finance Agcy., Home Ownership, Rev.,
                                           8.30%, 2020                                          2,420      2,495
                                         Miami--Dade County Professional Sports Franchise,
                                           Facility Tax, Rev., 4.75%, 2030                      6,900      6,610
                                         Orange County, Tourist Development, Tax Refunding,
                                           Rev., 5.125%, 2020                                   5,000      5,077
                                         ---------------------------------------------------------------------------
                                                                                                          39,872
--------------------------------------------------------------------------------------------------------------------
CALIFORNIA--4.8%                         Housing Finance Agcy., Home Mortgage, Rev., 8.30%,
                                           2019                                                   545        557
                                         Los Angeles County:
                                           Metropolitan Transportation Auth., Sales Tax
                                             Rev., 6.00%, 2026                                  2,750      3,029
                                           Public Work Financing Lease, Rev., 5.125%, 2017      4,250      4,380
                                         Orange County, Recovery Certificates of
                                           Participation, 6.00%, 2026                          11,500     12,750
                                         Sacramento County, Airport System, Rev., 5.90%,
                                           2024                                                 5,000      5,385
                                         State:
                                           Gen. Oblg., 5.90%, 2025                                280        304
                                           Public Works Board, Lease Rev., 5.00%, 2015 and
                                             2021                                               7,000      7,103
                                         ---------------------------------------------------------------------------
                                                                                                          33,508
--------------------------------------------------------------------------------------------------------------------
NEW JERSEY--4.7%                         Economic Dev. Auth.:
                                           Educational Testing Service, Rev., 5.875%, 2026      1,400      1,455
                                           Water Facilities, New Jersey American Water Co.,
                                             Inc. Proj., Rev., 6.875% and 6.00%, 2034 and
                                             2036                                              20,775     23,228
                                         Health Care Facilities Financing Auth., General
                                           Hospital Center at Passaic, Rev., 6.75%, 2019        5,000      6,132
                                         Housing and Mortgage Finance Agcy., Home Buyer
                                           Rev., 7.70%, 2029                                    1,550      1,607
                                         ---------------------------------------------------------------------------
                                                                                                          32,422
--------------------------------------------------------------------------------------------------------------------
NEW YORK--4.1%                           Dormitory Auth.:
                                           Bronx-Lebanon Hospital Center, Rev., 5.20%, 2016     1,770      1,792
                                           City University System, Rev., 5.625%, 2016           1,500      1,626
                                           Jamaica Hospital, Rev., 5.20%, 2016                  1,000      1,013
                                           State University Educational Facilities, Rev.,
                                             7.00% and 7.375%, 2014 and 2016                    7,140      7,591
                                         Medical Care Facilities Finance Agcy., Mental
                                           Health Services, Rev., 7.70%, 2018                   1,525      1,560
                                         New York City, Gen. Oblg., 7.50% and 6.125%, 2003
                                           through 2025                                         4,260      4,527
                                         Niagara Frontier Transportation Auth., Greater
                                           Buffalo International Airport, Rev., 6.25%, 2024     5,750      6,320
                                         Port Auth. of New York & New Jersey, JFK
                                           International Air Terminal 6, Rev., 5.75%, 2025      4,000      4,244
                                         ---------------------------------------------------------------------------
                                                                                                          28,673

PORTFOLIO OF INVESTMENTS

         )
(DOLLARS IN THOUSAND)
--------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL
                                             ISSUER                                            AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------
WASHINGTON--4.0%                         Chelan County, Public Utility District #1, Rev.,
                                           5.25%, 2033                                       $  4,675   $  4,671
                                         Grant County, Public Utility District #2, Wanapum
                                           HydroElectric, Rev., 5.875%, 2031                    1,575      1,686
                                         Health Care Facility Auth., Multicare Health
                                           System, Rev., 5.00%, 2022                            3,500      3,426
                                         Public Power Supply System, Nuclear Projs. #1
                                           through #3, Rev., 5.00% and 5.60%, 2012 and 2015    17,295     17,653
                                         ---------------------------------------------------------------------------
                                                                                                          27,436
--------------------------------------------------------------------------------------------------------------------
OHIO--3.0%                               Cleveland Airport Systems, Rev., 5.125%, 2017            500        505
                                         Green Springs, Health Care Facilities Rev.,
                                           7.125%, 2025                                         6,000      5,988
                                         Higher Education Facility Commission, University
                                           of Findlay Proj., Rev., 6.15% and 6.125%, 2011
                                           and 2016                                             3,635      3,824
                                         Housing Finance Agcy., Single Family Mortgage
                                           Rev., 7.65% to 8.25%, 2010 through 2029              4,561      4,704
                                         State, Building Auth., Administrative Building
                                           Fund Proj., Rev., 5.00%, 2015                        6,010      6,108
                                         ---------------------------------------------------------------------------
                                                                                                          21,129
--------------------------------------------------------------------------------------------------------------------
COLORADO--2.8%                           Adams County, Multifamily Housing, Oasis Park
                                           Apartments Proj., Rev., 6.15%, 2026                  6,580      7,023
                                         City and County of Denver, Airport Improvement
                                           Rev., 6.75% to 8.50%, 2013 through 2023              9,175     10,028
                                         Housing and Finance Auth., Single Family Program,
                                           Rev., 7.70%, 2021                                    2,165      2,230
                                         ---------------------------------------------------------------------------
                                                                                                          19,281
--------------------------------------------------------------------------------------------------------------------
ALABAMA--2.7%                            Docks Dept., Facilities Rev., 6.30%, 2021              8,250      9,133
                                         Jefferson County, Sewer Rev., 5.70% to 5.75%, 2020
                                           through 2027                                         9,020      9,704
                                         ---------------------------------------------------------------------------
                                                                                                          18,837
--------------------------------------------------------------------------------------------------------------------
UTAH--2.5%                               Housing Finance Agcy., Single Family Mortgage
                                           Rev., 6.65%, 2026                                      675        726
                                         Intermountain Power Agcy., Power Supply System
                                           Rev., 5.00%, 2020 and 2021                          16,700     16,499
                                         ---------------------------------------------------------------------------
                                                                                                          17,225
--------------------------------------------------------------------------------------------------------------------
INDIANA--2.1%                            Employment & Dev. Commission, Indianapolis Power
                                           and Light Co., Rev., 7.45%, 2019                    14,215     14,789
--------------------------------------------------------------------------------------------------------------------
HAWAII--2.1%                             Department of Budget and Finance, Special Purpose,
                                           Hawaiian Electric Co., Inc. Proj., Rev., 6.20%,
                                           2026                                                13,200     14,543
--------------------------------------------------------------------------------------------------------------------
VIRGINIA--2.1%                           Fairfax County Economic Dev. Auth., Resource
                                           Recovery, Ogden Martin System Proj., Rev.,
                                           7.75%, 2011                                         13,890     14,405
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSAND)
--------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
                                             ISSUER                                            AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--2.0%               Metropolitan Airports Auth., Airport System, Rev.,
                                           5.75%, 2020                                       $ 13,100   $ 13,803
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.8%                      Port Auth., Special Facilities, US Air Proj.,
                                           Rev., 5.875%, 2023                                   6,755      7,263
                                         State Turnpike Auth., Metro Highway System, Rev.,
                                           5.25%, 2029                                          5,050      5,135
                                         ---------------------------------------------------------------------------
                                                                                                          12,398
--------------------------------------------------------------------------------------------------------------------
MICHIGAN--1.8%                           Chippewa County, Warren Memorial Hospital, Rev.,
                                           5.625%, 2014                                         1,500      1,531
                                         Monroe County, Pollution Control, Detroit Edison
                                           Proj., Rev., 7.75%, 2019                             6,500      6,893
                                         Wayne Charter County, Michigan Airport, Rev.,
                                           5.00%, 2022                                          4,000      3,904
                                         ---------------------------------------------------------------------------
                                                                                                          12,328
--------------------------------------------------------------------------------------------------------------------
VERMONT--1.8%                            Housing Finance Agcy., Mortgage Purchase, Rev.,
                                           8.10%, 2022                                         11,890     12,285
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MAINE--1.3%                              Health and Higher Educational Facilities Auth.,
                                           Rev., 5.70%, 2013                                    5,000      5,407
                                         Housing Auth., Mortgage Purchase Rev., 8.30%, 2028        30         30
                                         Regional Waste Systems, Inc., Solid Waste Resource
                                           Recovery, Rev., 7.85%, 2011                          3,715      3,804
                                         ---------------------------------------------------------------------------
                                                                                                           9,241
--------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--1.3%                       Hazeleton Health Services Auth., Hospital Rev.,
                                           5.625%, 2017                                         1,980      2,030
                                         Lehigh County, Industrial Dev. Auth., Pollution
                                           Control, Rev., 6.15%, 2029                           1,500      1,681
                                         Philadelphia, Water and Wastewater, Rev., 5.00%,
                                           2015                                                 5,000      5,035
                                         ---------------------------------------------------------------------------
                                                                                                           8,746
--------------------------------------------------------------------------------------------------------------------
NEBRASKA--1.2%                           Investment Finance Auth., Single Family Housing,
                                           Rev., 6.70%, 2026                                    7,500      8,042
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MARYLAND--1.0%                           Howard County, Multifamily Housing, Braeland and
                                           Eden Commons Projs., Rev., 6.20%, 2023               6,750      6,954
                                         ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSAND)
----------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
                                            ISSUER                                             AMOUNT    VALUE
----------------------------------------------------------------------------------------------------------------
STATES LESS THAN                         IA, Housing Finance Auth., Single Family Mortgage,
ONE PERCENT--6.2%                          Rev., 7.90%, 2022                                 $  5,200   $  5,431
                                         ID, Housing Agency., Single Family Mortgage Rev.,
                                           7.875% and 6.90%, 2021 and 2025                      4,070      4,274
                                         MO, Health and Educational Facilities Auth., Lake
                                           of the Ozarks General Hospital, Inc., Proj.,
                                           Rev., 6.50%, 2021                                    1,125      1,229
                                         MO, Housing Dev. Commission, Single Family
                                           Mortgage Rev., 7.90%, 2021                           3,120      3,193
                                         MO, St. Louis, Regional Convention and Sports
                                           Complex Auth., Rev., 7.90%, 2021                       155        172
                                         MN, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 8.00%, 2029                                    3,265      3,335
                                         NC, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 7.85%, 2028                                    2,920      3,048
                                         ND, Housing Finance Agcy., Single Family Mortgage
                                           Rev., 8.375%, 2021                                     490        509
                                         NH, Higher Educational and Health Facilities
                                           Auth., Nashua Memorial Hospital, Rev., 6.00%,
                                           2023                                                 3,000      3,188
                                         NM, Mortgage Finance Auth., Single Family
                                           Mortgage, Rev., 8.30% and 7.80%, 2020 and 2021       4,970      5,334
                                         NV, Clark County, Industrial Dev., Power Co.
                                           Proj., Rev., 6.70%, 2022                             1,750      1,916
                                         OK, Turnpike Auth., Turnpike System Rev., 7.875%,
                                           2021                                                   355        363
                                         SC, Oconee County, Pollution Control, Duke Power
                                           Co. Proj., Rev., 7.75%, 2017                         3,500      3,629
                                         TN, Chattanooga, Gen. Oblg., 5.00%, 2018               4,350      4,375
                                         WI, Housing & Economic Dev. Auth., Home Ownership,
                                           Rev., 6.20%, 2027                                    2,500      2,667
                                         ---------------------------------------------------------------------------
                                                                                                          42,663
                                         ---------------------------------------------------------------------------
                                         TOTAL OTHER MUNICIPAL OBLIGATIONS--75.5%                        523,568
                                         ---------------------------------------------------------------------------
                                         TOTAL MUNICIPAL OBLIGATIONS--97.6%
                                         (Cost: $625,034)                                                677,101
                                         ---------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
MONEY MARKET                             Yield--3.75%
INSTRUMENTS--.2%
                                         Due--December 1998
                                         (Cost: $1,000)                                         1,000      1,000
                                         ---------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--97.8%
                                         (Cost: $626,034)                                                678,101
                                         ---------------------------------------------------------------------------
                                         OTHER ASSETS, LESS LIABILITIES--2.2%                             15,344
                                         ---------------------------------------------------------------------------
                                         NET ASSETS--100%                                               $693,445
                                         ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $626,034,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $52,076,000, the gross unrealized depreciation was $9,000 and the net unrealized appreciation on investments was $52,067,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Municipal Income Trust as of November 30, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Municipal Income Trust at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 19, 1999

                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1998
(in thousands)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $626,034)                                                $678,101
------------------------------------------------------------------------
Receivable for:
  Interest                                                        12,722
------------------------------------------------------------------------
  Investments sold                                                 3,778
------------------------------------------------------------------------
    TOTAL ASSETS                                                 694,601
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
Cash overdraft                                                       266
------------------------------------------------------------------------
Payable for:
  Management fee                                                     323
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              71
------------------------------------------------------------------------
  Trustees' fees and other                                           496
------------------------------------------------------------------------
    Total liabilities                                              1,156
------------------------------------------------------------------------
NET ASSETS                                                      $693,445
------------------------------------------------------------------------
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Remarketed preferred shares, par value $.01 per share,
unlimited number of shares authorized, 43 shares outstanding
at $5 thousand liquidation value per share                      $215,000
------------------------------------------------------------------------
Common shares, par value $.01 per share, unlimited number of
shares authorized, 38,542 shares outstanding                         385
------------------------------------------------------------------------
Paid-in surplus                                                  428,034
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (11,493)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        52,067
------------------------------------------------------------------------
Undistributed net investment income                                9,452
------------------------------------------------------------------------
NET ASSETS                                                      $693,445
------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE (net assets less remarketed preferred shares at liquidation value divided by common
shares outstanding)                                               $12.41
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1998
(in thousands)

------------------------------------------------------------------------
 NET INVESTMENT INCOME
------------------------------------------------------------------------
  Interest income                                               $43,141
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  3,800
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            233
-----------------------------------------------------------------------
  Registration and remarketing fees                                 526
-----------------------------------------------------------------------
  Professional fees                                                  79
-----------------------------------------------------------------------
  Reports to shareholders                                            78
-----------------------------------------------------------------------
  Trustees' fees and other                                          155
-----------------------------------------------------------------------
    Total expenses                                                4,871
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            38,270
-----------------------------------------------------------------------
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------
  Net realized gain on sales of investments                       1,885
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            3,862
-----------------------------------------------------------------------
Net gain on investments                                           5,747
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $44,017
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                              YEAR ENDED NOVEMBER 30,
                                                                1998            1997
--------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------
  Net investment income                                       $ 38,270          40,112
--------------------------------------------------------------------------------------
  Net realized gain                                              1,885             791
--------------------------------------------------------------------------------------
  Change in net unrealized appreciation                          3,862             389
--------------------------------------------------------------------------------------
Net increase in net assets resulting from operations            44,017          41,292
--------------------------------------------------------------------------------------
Distribution from net investment income:
  Common shares                                                (33,425)        (33,314)
--------------------------------------------------------------------------------------
  Remarketed preferred shares                                   (7,829)         (7,709)
--------------------------------------------------------------------------------------
Total dividends to shareholders                                (41,254)        (41,023)
--------------------------------------------------------------------------------------
Proceeds from common shares issued in reinvestments of
dividends
(332 and 347 shares, respectively)                               4,503           4,667
--------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     7,266           4,936
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------
Beginning of year                                              686,179         681,243
--------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$9,452 and $12,436, respectively)                             $693,445         686,179
--------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. Kemper Municipal Income Trust
                             is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             SECURITY VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and includes premium and original issue discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net loss carryforward of approximately $7,648,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period ended 2003.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays common share dividends on a monthly basis. Dividends payable to its shareholders are recorded by the fund on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             REMARKETED PREFERRED SHARES. The fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C and 10,700 Series D remarketed preferred shares, each at a liquidation value of $5,000 per share. The dividend rate on each series is set by the remarketing agent, and the dividends are paid every 28 days. Preferred shareholders will vote together with common shareholders as a single class and have the same voting rights, subject to certain class specific preferences.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The fund has a management
     AFFILIATES              agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .55% of average weekly net assets. The fund incurred a management fee of $3,800,000 for the year ended
                             November 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's business to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $55,000 for the year ended November 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1998, the fund made no payments to its officers and incurred trustees' fees of $44,000 to independent trustees.


--------------------------------------------------------------------------------
3    INVESTMENT              For the year ended November 30, 1998, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):


                             Purchases                                  $131,600

                             Proceeds from sales                         131,201

FINANCIAL HIGHLIGHTS

                                                               YEAR ENDED NOVEMBER 30,
                                                  -------------------------------------------------
                                                    1998       1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE FOR A COMMON SHARE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $  12.33      12.31     12.41     11.12     13.25
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .99       1.04      1.07      1.10      1.10
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)              .16        .05      (.10)     1.29     (1.84)
-------------------------------------------------------------------------------------------------------
Total from investment operations                      1.15       1.09       .97      2.39      (.74)
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income to
  common shareholders                                  .87        .87       .87       .87       .87
-------------------------------------------------------------------------------------------------------
  Distribution from net investment income to
  preferred shareholders (common share
  equivalent)                                          .20        .20       .20       .23       .16
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain to common
  shareholders                                          --         --        --        --       .36
-------------------------------------------------------------------------------------------------------
Total dividends                                       1.07       1.07      1.07      1.10      1.39
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                      $  12.41      12.33     12.31     12.41     11.12
-------------------------------------------------------------------------------------------------------
Market value, end of year                         $  14.63      14.13     13.13     12.63     11.00
-------------------------------------------------------------------------------------------------------
 TOTAL RETURN PER COMMON SHARE
Based on net asset value                              7.96%      7.57      6.56     20.00     (7.36)
-------------------------------------------------------------------------------------------------------
Based on market value                                10.60%     15.16     11.57     23.55     (4.66)
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS EXCLUDING PREFERRED SHARES EQUITY
Expenses                                              1.02%      1.02      1.06      1.01      1.03
-------------------------------------------------------------------------------------------------------
Net investment income                                 8.04%      8.66      8.87      9.22      9.04
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS INCLUDING PREFERRED SHARES EQUITY
Expenses                                               .70%       .69       .72       .69       .70
-------------------------------------------------------------------------------------------------------
Net investment income                                 5.54%      5.92      6.03      6.23      6.13
-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of year, net of remarketed
preferred shares (in thousands)                   $478,445    471,179   466,243   464,684   414,790
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 17%         7        26        19        12
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares information at end of year:
  Aggregate amount outstanding (in thousands)     $215,000    215,000   215,000   215,000   215,000
  Asset coverage per share                        $ 16,100     16,000    15,800    15,800    14,600
  Liquidation and market value per share          $  5,000      5,000     5,000     5,000     5,000
-------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the year. Ratios exclude the effect of dividends to preferred shareholders.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             MUNICIPAL INCOME TRUST (the "fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT                 The fund's transfer agent and dividend disbursing
                             agent or its delegate ("Agent") will establish a
                             Dividend Investment Account (the "Account") for
                             each shareholder participating in the Plan. Agent
                             will credit to the Account of each participant
                             funds it receives from the following sources: (a)
                             cash dividends and capital gains distributions paid
                             on shares of beneficial interest (the "Shares") of
                             the fund registered in the participant's name on
                             the books of the fund; (b) cash dividends and
                             capital gains distributions paid on Shares
                             registered in the name of Agent but credited to the
                             participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are
                             hereinafter called "Distribution."
--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------
4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
5    ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
10   SHARES NOT HELD IN
     SHAREHOLDER'S
     NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
11       AMENDMENTS          Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN


--------------------------------------------------------------------------------
12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax return. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING


ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on October 22, 1998 for Kemper Municipal Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

   Preferred Shares (Voting alone)

                                 For     Withheld

   Frederick T. Kelsey          35,075      0
   Daniel Pierce                35,075      0

   Common and Preferred Shares (Voting together)

                               For       Withheld

   James E. Atkins          34,026,096   554,668
   Arthur R. Gottschalk     34,134,151   446,614
   Thomas W. Littauer       34,084,747   496,018
   Fred B. Renwick          34,066,096   514,669
   John B. Tingleff         34,148,509   428,181
   John G. Weithers         34,053,957   432,255

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

   Common and Preferred Shares (Voting together)

      For      Against   Abstain
   34,053,957  153,949   372,856

TRUSTEES AND OFFICERS

TRUSTEES                      OFFICERS
DANIEL PIERCE                 MARK S. CASADY              KATHRYN L. QUIRK
Chairman and Trustee          President                   Vice President
JAMES E. AKINS                PHILIP J. COLLORA           LINDA J. WONDRACK
Trustee                       Vice President and          Vice President
                              Secretary
ARTHUR R. GOTTSCHALK                                      MAUREEN E. KANE
Trustee                       JOHN R. HEBBLE              Assistant Secretary
                              Treasurer
FREDERICK T. KELSEY                                       CAROLINE PEARSON
Trustee                       ANN M. MCCREARY             Assistant Secretary
                              Vice President
THOMAS W. LITTAUER            CHRISTOPHER J. MIER         ELIZABETH C. WERTH
Trustee and Vice President    Vice President              Assistant Secretary
                              ROBERT C. PECK, JR.
FRED B. RENWICK               Vice President              BRENDA LYONS
Trustee                                                   Assistant Treasurer
JOHN B. TINGLEFF
Trustee
JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419006
                                      Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


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